UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 27, 2012

DIME COMMUNITY BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-27782	11-3297463
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

209 Havemeyer Street, Brooklyn, New York   11211
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code:           (718) 782-6200

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))
	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On January 27, 2012, the Registrant's wholly-owned subsidiary, The Dime Savings Bank of Williamsburgh ("Dime"),  issued a news release announcing Dime had filed an application with the New York State Department of Financial Services to convert from a federally-chartered stock savings bank to a New York State-chartered stock savings bank, and also filed a notice of the charter conversion with its current primary federal regulator, the Office of the Comptroller of the Currency.  The text of the press release is included as Exhibit 99 to this report.

Item 9.01.   Financial Statements and Exhibits.

          (d) Exhibits

Exhibit No.

99	News release issued by the Registrant's wholly-owned subsidiary, The Dime Savings Bank of Williamsburgh, dated February 27, 2012.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DIME COMMUNITY BANCSHARES, INC.

By:	/s/ KENNETH J. MAHON
Kenneth J. Mahon
First Executive Vice President and Chief Financial Officer

Dated:  February 27, 2012

INDEX TO EXHIBITS

Exhibit Number

(99)	News release issued by the Registrant's wholly-owned subsidiary, The Dime Savings Bank of Williamsburgh, dated February 27, 2012.